UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2007

TERRESTAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33546	93-0976127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12010 Sunset Hills Road, 9th Floor
Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 483-7800
(Registrant's telephone number, including area code)

Motient Corporation
--------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend.” These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements (“Cautionary Statements”) include, among others, those under the caption “Risk Factors” in our reports filed with the Securities and Exchange Commission. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our filings with the Securities and Exchange Commission.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 7.01. Regulation FD Disclosure

On August 13, 2007, TerreStar Global Ltd. (“TerreStar Global”), a majority-owned subsidiary of TerreStar Corporation (formerly Motient Corporation) (“TerreStar”), issued a press release announcing that it intends to offer securities in a private offering. While neither the terms of the securities nor the amount of the proposed financing have been determined, TerreStar anticipates that the ultimate effect of the financing will be to dilute its ownership interest in TerreStar Global to below 50%. There can be no assurance that the financing will be completed. TerreStar Global intends to use the net proceeds from the offering to commence the construction of its satellite, TerreStar-EUR, to secure European 2 GHz MSS S-band spectrum through participation in the European milestone review process, and for general corporate purposes. Certain information about TerreStar Global is provided in Exhibit 99.2 attached hereto.

This announcement is neither an offer to sell nor a solicitation of an offer to buy TerreStar Global securities. TerreStar Global’s private offering, which is subject to market and other customary conditions, will be made within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and outside the United States pursuant to Regulation S under the Securities Act. The securities have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, TerreStar makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Exhibits

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits

99.1   Press release of TerreStar Corporation, dated August 13, 2007.
99.2   Certain information about TerreStar Global Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

By:	/s/ Jeffrey W. Epstein
Jeffrey W. Epstein
Senior Vice President, General Counsel and Secretary

Date: August 13, 2007